Issues Impacting Fiscal Year 2008 Rates
•

Fuel
•

Purchased Power
•

Hydro Generation
•

Capacity

FY2007 Fuel Rate/Volume Variances

Favorable Variance from FY2007 Budget
$30.0
$20.0
$10.0
$0.0
($10.0)
($20.0)
($30.0)
($40.0)
($50.0)
($60.0)
($70.0)
($80.0)
($90.0)
($100.0)
($110.0)
(millions)
$11.6
$9.4
$5.7
($5.4)
($64.7)
($57.5)
Average nuclear cost was lower than plan by 6.1% and nuclear generation was lower than plan by 4.7%.
Average coal cost was higher than plan by 3.0% and coal generation was higher than plan by 0.3%.
Average CT cost was lower than plan by 7.8% and CT generation was higher than plan by 361.1%.
Fossil
Nuclear
Combustion Turbine
Rate
Volume

5

60
50
40
30
20
10
0
Normal
FY2004
FY2005
FY2006
FY2007
FY2008
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

Cumulative Rainfall (Inches)

Favorable
Weekly Variance (thousands of $)
$15,000
$12,000
$9,000
$6,000
$3,000
$0
($3,000)
($6,000)
($9,000)
($12,000)
($15,000)
($18,000)
($21,000)
($24,000)
($27,000)
($30,000)
($33,000)
($36,000)
($39,000)
($42,000)
($45,000)
Cumulative Variance (thousands of $)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
($20,000)
($25,000)
($30,000)
($35,000)
($40,000)
($45,000)
($50,000)
($55,000)
($60,000)
($65,000)
($70,000)
($75,000)
($80,000)
10/05/2007
10/12/2007
10/19/2007
10/26/2007
11/02/2007
11/09/2007
11/16/2007
11/23/2007
11/30/2007
12/07/2007
12/14/2007
12/21/2007
12/28/2007
01/04/2008
01/11/2008
01/18/2008
01/25/2008
02/01/2008
02/08/2008
02/15/2008
02/22/2008
02/29/2008
03/07/2008
03/14/2008
03/21/2008
03/28/2008
04/4/2008
04/11/2008
04/18/2008
04/25/2008
05/02/2008
05/09/2008
05/16/2008
05/23/2008
05/30/2008
06/06/2008
06/13/2008
06/20/2008
06/27/2008
07/04/2008
07/11/2008
07/18/2008
07/25/2008
08/01/2008
08/08/2008
08/15/2008
08/22/2008
08/29/2008
09/05/2008
09/12/2008
09/19/2008
09/26/2008
Coal
Nuclear
CT
Purchased Power
Cumulative

Hydro generation is 70.5% below
budget for the current week and
62.4% below budget for the
FYTD. This has resulted in
increased purchased power volume
of 42.8% for the FYTD.
FY2008 Estimated Dollar Impact of Volume Variances
by Fuel Type (Actual versus Budget)

South Regional Reserve Margins

Entergy
Southern
TVA
VACAR
FRCC
SPP
75%
60%
45%
30%
15%
0%
25%
20%
15%
10%
5%
0%
2007
2008
2009
2010
2011
Forecast Reserve Margin
Reserve Margin (existing, under construction, and retirements only)
Target Reserve Margin

Sources: Cambridge Energy Research Associates, EV Power®, Global Energy Decisions, Inc.
Note: Available capacity in each region is adjusted for firm imports, interruptible load, and hydro and wind degrade.
61210-8_3006

Deliverability issues
prevent transmission from
assets in Entergy to TVA.
TVA area reserve margin
includes uncommitted IPPs.
Shrinking Reserve Margins

Top 20 Peak System Loads

33,750
33,250
32,750
32,250
31,750
31,250
30,750
30,250
Megawatts
2005
2006
2007

8

Load Duration Curve vs. Generation
MWs
CTs
Peaking Hydro
Lagoon Creek
Load Duration
Curve + Reserves
Gap
Hydro
Coal
Nuclear
0%
Percent
100%

Peaking capacity
•

 Low capacity factor <15%
•

 Low capital costs
•

 High variable energy costs
Risk Mitigation:
•

 Reduced Market exposure
•

 Capacity Price Stabilization
•

 Reserve Requirements
•

 Control of Reliability and Deliverability
Intermediate Capacity
•

 Capacity factor <15-60%
•

 Moderate capital costs
•

 Lower HR drives lower variable energy costs
but dependent on gas price
Risk Mitigation:
•

 Reduced Market exposure
•

 Capacity Price Stabilization
•

 Energy Price Stabilization
•

 Control of Reliability and Deliverability
Base Load
•

 Capacity factor  > 60%
•

 Higher capital costs
•

 Lower variable energy cost
Risk Mitigation:
•

 Reduced Market exposure
•

  Energy Price Stabilization
•

 Control of Reliability and Deliverability
Peaking and Intermediate Capacity

Inputs to Iron and Steel Production Cost Indices

Iron and Steel Scrap
Iron Ore
GDP Deflator
Year

Source: U.S. Geological Survey, Mineral Commodity Summaries, and the U.S. Bureau of Economic Analysis.

Nickel and Tungsten Price Indices

Nickel
GDP Deflator
Tungsten
Year

Source: U.S. Geological Survey, Mineral Commodity Summaries, and the U.S. Bureau of Economic Analysis.

Steel Mill Products Price Index

Steel Mill Products
GDP Deflator
Year

Source: U.S. Geological Survey, Mineral Commodity Summaries, and the U.S. Bureau of Economic Analysis.

Cement and Crushed Stone Price Indices

GDP Deflator
Cement
Crushed Stone
Year

Source: U.S. Geological Survey, Mineral Commodity Summaries, and the U.S. Bureau of Economic Analysis.

Raw material price escalation is impacting equipment and finished material supply costs.
Raw Material Cost Escalation Trends

Summary